Exhibit 99.1

INTEX MODELS DISCLAIMER

The tables and other statistical analyses (the “Hypothetical Performance Data”) that you will produce using Intex with the attached information are privileged and intended solely for use by you (the party to whom Bear Stearns provided the computer model used to generate them). The Hypothetical Performance Data will be generated by you using a computer model prepared by Bear Stearns in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by Bear Stearns or any other person. The computer model that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Bear Stearns and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, and that neither Bear Stearns nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

Numerous assumptions were used in preparing the computer model you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data’s accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between (a) the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Bear Stearns ARM Trading Desk at 212-272-4976 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Bear Stearns nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

! WLXXXX.CDI
!
!##############################################################################
!# F.A.S.T., Bear Stearns                                       (212)272-7000 #
!##############################################################################
!#
!#  deal: WAMMS-03AR4
!#  user: Keith Lind (klind)
!#  time: Mon Jul 21 11:17:32 2003
!#
!##############################################################################
!
       DEALER:           BEAR, STEARNS & CO.
       DEAL SIZE:        $0.00
       PRICING SPEED:    25.00% CPR
!      ISSUE DATE:       20030801
       SETTLEMENT DATE:  20030829
!
!
  Record date delay: 24
!
!
!
!
!
!
  Tranche "A1"  FLT
    Block $ 124071600.00 at 4.63 FLOAT _
    Delay 24 Dated 20030801 Next 20030925
    1 * LIBOR_6MO + 1.853
    1.853      10.63
!
  Tranche "A2"  PSEUDO FLT
    Block $ 397810500.00 at 4.851 FLOAT _
    Delay 24 Dated 20030801 Next 20030925
    1 * LIBOR_6MO + 1.852
    1.852      9.853
!
  Tranche "A3"  FLT
    Block $ 62557000.00 at 4.627 FLOAT _
    Delay 24 Dated 20030801 Next 20030925
    1 * LIBOR_6MO + 1.859
    1.859      10.627
!
  Tranche "A4"  FLT
    Block $ 151812200.00 at 4.977 FLOAT _
    Delay 24 Dated 20030801 Next 20030925
    1 * LIBOR_6MO + 1.854
    1.854      9.985
!
  Tranche "A5"  FLT
    Block $ 18858600.00 at 4.321 FLOAT _
    Delay 24 Dated 20030801 Next 20030925
    1 * LIBOR_6MO + 1.853
    1.853      10.321
!
  Tranche "A6"  FLT
    Block $ 50217300.00 at 4.677 FLOAT _
    Delay 24 Dated 20030801 Next 20030925
    1 * LIBOR_6MO + 1.854
    1.854      9.677
!
  Tranche "A7"  FLT
    Block $ 51015600.00 at 4.384 FLOAT _
    Delay 24 Dated 20030801 Next 20030925
    1 * LIBOR_6MO + 1.854
    1.854      10.384
!
  Tranche "AL"  PSEUDO FIX
    Block $ 0.00 at 3.812 _
    Delay 24 Dated 20030801 Next 20030925
!
  Tranche "XI"  PSEUDO NTL_WAC
    Block $ 0.00 at 1.462 NOTIONAL WITH RULES _
    Delay 24 Dated 20030801 Next 20030925
!
  Tranche "I1"  PSEUDO NTL_FIX
    Block $ 0.00 at 0 NOTIONAL WITH RULES _
    Delay 24 Dated 20030801 Next 20030925
!
  Tranche "I2"  PSEUDO NTL_FIX
    Block $ 0.00 at 0 NOTIONAL WITH RULES _
    Delay 24 Dated 20030801 Next 20030925
!
  Tranche "I3"  PSEUDO NTL_FIX
    Block $ 0.00 at 0 NOTIONAL WITH RULES _
    Delay 24 Dated 20030801 Next 20030925
!
  Tranche "IO"  PSEUDO NTL_FIX
    Block $ 0.00 at 0 NOTIONAL WITH RULES _
    Delay 24 Dated 20030801 Next 20030925
!
  Tranche "M1"  FLT
    Block $ 38535100.00 at 4.775 FLOAT _
    Delay 24 Dated 20030801 Next 20030925
    1 * LIBOR_6MO + 1.853
    1.853      10.077
!
  Tranche "B1"  FLT
    Block $ 17602800.00 at 4.775 FLOAT _
    Delay 24 Dated 20030801 Next 20030925
    1 * LIBOR_6MO + 1.853
    1.853      10.077
!
  Tranche "B2"  FLT
    Block $ 13321000.00 at 4.775 FLOAT _
    Delay 24 Dated 20030801 Next 20030925
    1 * LIBOR_6MO + 1.853
    1.853      10.077
!
  Tranche "B3"  FLT
    Block $ 9514900.00 at 4.775 FLOAT _
    Delay 24 Dated 20030801 Next 20030925
    1 * LIBOR_6MO + 1.853
    1.853      10.077
!
  Tranche "B4"  FLT
    Block $ 9990700.00 at 4.775 FLOAT _
    Delay 24 Dated 20030801 Next 20030925
    1 * LIBOR_6MO + 1.853
    1.853      10.077
!
  Tranche "B5"  FLT
    Block $ 3330200.00 at 4.775 FLOAT _
    Delay 24 Dated 20030801 Next 20030925
    1 * LIBOR_6MO + 1.853
    1.853      10.077
!
  Tranche "B6"  FLT
    Block $ 2854781.23 at 4.775 FLOAT _
    Delay 24 Dated 20030801 Next 20030925
    1 * LIBOR_6MO + 1.853
    1.853      10.077
!
  Tranche "P5"  FIX
    Block $ 0.00 at 0 _
    Delay 24 Dated 20030801 Next 20030925
!
  Tranche "P6"  FIX
    Block $ 0.00 at 0 _
    Delay 24 Dated 20030801 Next 20030925
!
  Tranche "AK"  PSEUDO FLT
    Block $ 0.00 at 4.424 FLOAT _
    Delay 24 Dated 20030801 Next 20030925
    1 * CMT_1YR + 2.233
    2.233      10.421
!
  Tranche "A8"  PSEUDO FLT
    Block $ 0.00 at 0 FLOAT _
    Delay 24 Dated 20030801 Next 20030925
    1 * CMT_1YR + 2.233
    2.233      10.421
!
  Tranche "A9"  PSEUDO FLT
    Block $ 0.00 at 0 FLOAT _
    Delay 24 Dated 20030801 Next 20030925
    1 * CMT_1YR + 2.233
    2.233      10.421
!
  Tranche "AA"  PSEUDO FLT
    Block $ 0.00 at 0 FLOAT _
    Delay 24 Dated 20030801 Next 20030925
    1 * CMT_1YR + 2.233
    2.233      10.421
!
  Tranche "X1"  PSEUDO NTL_FIX
    Block $ 0.00 at 0.873 NOTIONAL WITH RULES _
    Delay 24 Dated 20030801 Next 20030925
!
  Tranche "X2"  PSEUDO NTL_FIX
    Block $ 0.00 at 0 NOTIONAL WITH RULES _
    Delay 24 Dated 20030801 Next 20030925
!
  Tranche "X3"  PSEUDO NTL_FIX
    Block $ 0.00 at 0 NOTIONAL WITH RULES _
    Delay 24 Dated 20030801 Next 20030925
!
  Tranche "X4"  PSEUDO NTL_FIX
    Block $ 0.00 at 0 NOTIONAL WITH RULES _
    Delay 24 Dated 20030801 Next 20030925
!
  Tranche "X5"  PSEUDO NTL_WAC
    Block $ 0.00 at 0 NOTIONAL WITH RULES _
    Delay 24 Dated 20030801 Next 20030925
!
  Tranche "P1"  FIX
    Block $ 0.00 at 0 _
    Delay 24 Dated 20030801 Next 20030925
!
  Tranche "AB"  FLT
    Block $ 397810500.00 at 4.201 FLOAT _
    Delay 24 Dated 20030801 Next 20030925
    1 * LIBOR_6MO + 1.852
    1.852      9.853
!
  Tranche "AC"  PSEUDO FLT
    Block $ 0.00 at 0 FLOAT _
    Delay 24 Dated 20030801 Next 20030925
    1 * CMT_1YR + 2.233
    2.233      10.421
!
  Tranche "AD"  PSEUDO FLT
    Block $ 0.00 at 0 FLOAT _
    Delay 24 Dated 20030801 Next 20030925
    1 * CMT_1YR + 2.233
    2.233      10.421
!
  Tranche "X6"  NTL_FIX
    Block $ 397810500.00 at 0.65 NOTIONAL WITH RULES _
    Delay 24 Dated 20030801 Next 20030925
!
  Tranche "X7"  PSEUDO NTL_FIX
    Block $ 0.00 at 0 NOTIONAL WITH RULES _
    Delay 24 Dated 20030801 Next 20030925
!
  Tranche "X8"  PSEUDO NTL_FIX
    Block $ 0.00 at 0 NOTIONAL WITH RULES _
    Delay 24 Dated 20030801 Next 20030925
!
  Tranche "X9"  PSEUDO NTL_WAC
    Block $ 0.00 at 1.54 NOTIONAL WITH RULES _
    Delay 24 Dated 20030801 Next 20030925
!
  Tranche "P2"  FIX
    Block $ 0.00 at 0 _
    Delay 24 Dated 20030801 Next 20030925
!
  Tranche "AE"  PSEUDO FLT
    Block $ 0.00 at 5.35 FLOAT _
    Delay 24 Dated 20030801 Next 20030925
    1 * CMT_1YR + 2.233
    2.233      10.421
!
  Tranche "AF"  PSEUDO FLT
    Block $ 0.00 at 5.95 FLOAT _
    Delay 24 Dated 20030801 Next 20030925
    1 * CMT_1YR + 2.233
    2.233      10.421
!
  Tranche "AG"  PSEUDO FLT
    Block $ 0.00 at 6.15 FLOAT _
    Delay 24 Dated 20030801 Next 20030925
    1 * CMT_1YR + 2.233
    2.233      10.421
!
  Tranche "XA"  PSEUDO NTL_FIX
    Block $ 0.00 at 1.529 NOTIONAL WITH RULES _
    Delay 24 Dated 20030801 Next 20030925
!
  Tranche "XB"  PSEUDO NTL_FIX
    Block $ 0.00 at 0.929 NOTIONAL WITH RULES _
    Delay 24 Dated 20030801 Next 20030925
!
  Tranche "XC"  PSEUDO NTL_FIX
    Block $ 0.00 at 0.729 NOTIONAL WITH RULES _
    Delay 24 Dated 20030801 Next 20030925
!
  Tranche "XD"  PSEUDO NTL_WAC
    Block $ 0.00 at 1.17 NOTIONAL WITH RULES _
    Delay 24 Dated 20030801 Next 20030925
!
  Tranche "P3"  FIX
    Block $ 0.00 at 0 _
    Delay 24 Dated 20030801 Next 20030925
!
  Tranche "AH"  PSEUDO FLT
    Block $ 0.00 at 0 FLOAT _
    Delay 24 Dated 20030801 Next 20030925
    1 * CMT_1YR + 2.233
    2.233      10.421
!
  Tranche "AI"  PSEUDO FLT
    Block $ 0.00 at 0 FLOAT _
    Delay 24 Dated 20030801 Next 20030925
    1 * CMT_1YR + 2.233
    2.233      10.421
!
  Tranche "AJ"  PSEUDO FLT
    Block $ 0.00 at 0 FLOAT _
    Delay 24 Dated 20030801 Next 20030925
    1 * CMT_1YR + 2.233
    2.233      10.421
!
  Tranche "XE"  PSEUDO NTL_FIX
    Block $ 0.00 at 0 NOTIONAL WITH RULES _
    Delay 24 Dated 20030801 Next 20030925
!
  Tranche "XF"  PSEUDO NTL_FIX
    Block $ 0.00 at 0 NOTIONAL WITH RULES _
    Delay 24 Dated 20030801 Next 20030925
!
  Tranche "XG"  PSEUDO NTL_FIX
    Block $ 0.00 at 0 NOTIONAL WITH RULES _
    Delay 24 Dated 20030801 Next 20030925
!
  Tranche "P4"  FIX
    Block $ 0.00 at 0 _
    Delay 24 Dated 20030801 Next 20030925
!
  Tranche "P7"  FIX
    Block $ 0.00 at 0 _
    Delay 24 Dated 20030801 Next 20030925
!
  Tranche "XH"  PSEUDO NTL_WAC
    Block $ 0.00 at 0 NOTIONAL WITH RULES _
    Delay 24 Dated 20030801 Next 20030925
!
!
!
!######################
!# MACRS AND PAYRULES #
!######################
!
!
!
!
!
!
!
! Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20030825    9999 9999   FALSE
!
! Pool#  Gross  Current Original ----Fee---- Maturity   Orig             ARM   Gross  #Mos  #Mos   P#Mos P#Mos  Life Reset Life  Max   Look               Balloon
!        Coupon Factor  Balance   P/Y   BV   P/Y     BV Term             Index Margin ToRst RstPer ToRst RstPer Cap  Cap   Floor Negam Back
!
M UC000003 WL MX  WAC  5.1037004210  1.00000000    4513000.00  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK GROUP G01  ARM LIBOR_6MO   2.3111567000  35   6  35   6 11.1037000000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.3111600000  0.0000000000 55 TEASER
M UC000004 WL MX  WAC  5.0247738829  1.00000000   12626200.00  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK GROUP G01  ARM LIBOR_6MO   2.2500000000  35   6  35   6 11.0247700000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2500000000  0.0000000000 55 TEASER AMORT NONE FOR 06/25/2006
M UC000001 WL MX  WAC  5.0783204834  1.00000000   19541456.67  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK GROUP G01  ARM LIBOR_6MO   2.2500000000  35   6  35   6 11.0783200000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2500000000  0.0000000000 55 TEASER
M UC000002 WL MX  WAC  5.0181059676  1.00000000  101176719.20  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK GROUP G01  ARM LIBOR_6MO   2.2511564000  35   6  35   6 11.0181100000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2511600000  0.0000000000 55 TEASER AMORT NONE FOR 06/25/2006
M UC000007 WL MX  WAC  5.1647555510  1.00000000    3197144.66  0.4000000000  0.4000000000 359:1 359:1 360 NO_CHECK GROUP G02  ARM LIBOR_6MO   2.2500000000  60   6  60   6 10.1647600000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2500000000  0.0000000000 55 TEASER
M UC000008 WL MX  WAC  5.1753610057  1.00000000   31638395.31  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK GROUP G02  ARM LIBOR_6MO   2.2500000000  59   6  59   6 10.1952100000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2500000000  0.0000000000 55 TEASER AMORT NONE FOR 06/25/2008
M UC000005 WL MX  WAC  5.2873843467  1.00000000   57833359.01  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK GROUP G02  ARM LIBOR_6MO   2.2532421000  59   6  59   6 10.2873800000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2532400000  0.0000000000 55 TEASER
M UC000006 WL MX  WAC  5.2529107633  1.00000000  349342775.10  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK GROUP G02  ARM LIBOR_6MO   2.2522278000  59   6  59   6 10.2529100000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2522300000  0.0000000000 55 TEASER AMORT NONE FOR 06/25/2008
M UC000011 WL MX  WAC  5.1026603304  1.00000000    2251600.00  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK GROUP G03  ARM LIBOR_6MO   2.2776692000  35   6  35   6 11.1026600000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2776700000  0.0000000000 55 TEASER
M UC000012 WL MX  WAC  4.8829052419  1.00000000    8165297.30  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK GROUP G03  ARM LIBOR_6MO   2.2567664000  35   6  35   6 10.8829100000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2567700000  0.0000000000 55 TEASER AMORT NONE FOR 06/25/2006
M UC000009 WL MX  WAC  5.0822783957  1.00000000   12063761.93  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK GROUP G03  ARM LIBOR_6MO   2.2500000000  35   6  35   6 11.0822800000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2500000000  0.0000000000 55 TEASER
M UC000010 WL MX  WAC  5.0345497147  1.00000000   47027143.36  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK GROUP G03  ARM LIBOR_6MO   2.2602542000  35   6  35   6 11.0345500000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2602500000  0.0000000000 55 TEASER AMORT NONE FOR 06/25/2006
M UC000015 WL MX  WAC  5.4540783098  1.00000000    1919300.00  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK GROUP G04  ARM LIBOR_6MO   2.2500000000  59   6  59   6 11.2123800000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2500000000  0.0000000000 55 TEASER
M UC000016 WL MX  WAC  5.3938172912  1.00000000   13734774.33  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK GROUP G04  ARM LIBOR_6MO   2.2609212000  59   6  59   6 10.3938200000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2609200000  0.0000000000 55 TEASER AMORT NONE FOR 06/25/2008
M UC000013 WL MX  WAC  5.3624520896  1.00000000   25808662.70  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK GROUP G04  ARM LIBOR_6MO   2.2593476000  59   6  59   6 10.3624500000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2593500000  0.0000000000 55 TEASER
M UC000014 WL MX  WAC  5.3765289560  1.00000000  127217532.90  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK GROUP G04  ARM LIBOR_6MO   2.2525075000  59   6  59   6 10.3765300000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2525100000  0.0000000000 55 TEASER AMORT NONE FOR 06/25/2008
M UC000019 WL MX  WAC  4.8366029227  1.00000000    1036700.00  0.4000000000  0.4000000000 359:1 359:1 360 NO_CHECK GROUP G05  ARM LIBOR_6MO   2.2500000000  36   6  36   6 10.8366000000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2500000000  0.0000000000 55 TEASER
M UC000020 WL MX  WAC  4.6908759430  1.00000000    2982500.00  0.4000000000  0.4000000000 359:1 359:1 360 NO_CHECK GROUP G05  ARM LIBOR_6MO   2.2500000000  36   6  36   6 10.6908800000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2500000000  0.0000000000 55 TEASER AMORT NONE FOR 07/25/2006
M UC000017 WL MX  WAC  4.6649799050  1.00000000    4105500.00  0.4000000000  0.4000000000 359:1 359:1 360 NO_CHECK GROUP G05  ARM LIBOR_6MO   2.2500000000  36   6  36   6 10.6649800000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2500000000  0.0000000000 55 TEASER
M UC000018 WL MX  WAC  4.7367911510  1.00000000   12829354.00  0.4000000000  0.4000000000 359:1 359:1 360 NO_CHECK GROUP G05  ARM LIBOR_6MO   2.2555577000  36   6  36   6 10.7367900000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2555600000  0.0000000000 55 TEASER AMORT NONE FOR 07/25/2006
M UC000023 WL MX  WAC  5.2500000000  1.00000000     180750.00  0.4000000000  0.4000000000 359:1 359:1 360 NO_CHECK GROUP G06  ARM LIBOR_6MO   2.2500000000  60   6  60   6 10.2500000000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2500000000  0.0000000000 55 TEASER
M UC000024 WL MX  WAC  5.1454285714  1.00000000    2756250.00  0.4000000000  0.4000000000 359:1 359:1 360 NO_CHECK GROUP G06  ARM LIBOR_6MO   2.2790249000  60   6  60   6 10.1454300000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2790200000  0.0000000000 55 TEASER AMORT NONE FOR 07/25/2008
M UC000021 WL MX  WAC  5.1157493588  1.00000000    7467050.00  0.4000000000  0.4000000000 359:1 359:1 360 NO_CHECK GROUP G06  ARM LIBOR_6MO   2.2500000000  60   6  60   6 10.1157500000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2500000000  0.0000000000 55 TEASER
M UC000022 WL MX  WAC  5.0659518699  1.00000000   45392970.00  0.4000000000  0.4000000000 359:1 359:1 360 NO_CHECK GROUP G06  ARM LIBOR_6MO   2.2530754000  60   6  60   6 10.0659500000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2530800000  0.0000000000 55 TEASER AMORT NONE FOR 07/25/2008
M UC000026 WL MX  WAC  4.7773499449  1.00000000   43741654.80  0.4000000000  0.4000000000 359:1 359:1 360 NO_CHECK GROUP G07  ARM LIBOR_6MO   2.2500000000  36   6  36   6 10.7773500000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2500000000  0.0000000000 55 TEASER AMORT NONE FOR 07/25/2006
M UC000027 WL MX  WAC  4.8137699066  1.00000000    2731500.00  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK GROUP G07  ARM LIBOR_6MO   2.2500000000  35   6  35   6 10.8137700000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2500000000  0.0000000000 55 TEASER AMORT NONE FOR 06/25/2006
M UC000025 WL MX  WAC  4.8034614621  1.00000000   10210929.96  0.4000000000  0.4000000000 359:1 359:1 360 NO_CHECK GROUP G07  ARM LIBOR_6MO   2.2723290000  36   6  36   6 10.8034600000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2723300000  0.0000000000 55 TEASER
! WAMMS03AR4.CDI #CMOVER_3.0 WHOLE_LOAN ! MAX_CF_VECTSIZE 552 !

        MODELING_NOTES “HYPOTHETICAL PERFORMANCE DATA DISCLAIMER The following tables and other statistical analyses (the Hypothetical Performance Data) that you have produced are privileged and are solely for use by you (the party to whom Bear, Stearns provided the computer model used to generate them). The Hypothetical Performance Data has been generated by you using a computer model prepared by Bear, Stearns in reliance upon information furnished by the issuer of the securities and its affiliates. The computer model used to prepare this Hypothetical Performance Data was furnished to you solely by Bear Stearns and not by the issuer of the securities. It may not be provided to any third party other than you and your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. Numerous assumptions were used in preparing the computer model you have used to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data’s accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Bear, Stearns Trading Desk at 212-272-4976 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Bear, Stearns nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns Trading Desk at 212-272-4976. The following information will be superseded by the final prospectus supplement and prospectus relating to the securities discussed in this communication. Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities. If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.”

!
!!  PASS_THRU_RATE 0.0
!
  DEFINE STANDARDIZE ORIG_COLL_BAL    GROUP 0 CONSTANT #OrigCollBal = 143888600.00
!
  DEFINE CONSTANT #OrigBondBal = 143888600.00
!
!!  GROUP "PREM" SUBSET ( POOL("NETRATE") GT 5.068 + 1e-8 ); = 0
!!  GROUP "DISC" SUBSET ( POOL("NETRATE") LE 5.068 + 1e-8 ); = 0
!
       FULL_DEALNAME:    WAMMS-03AR4
!
       DEAL SIZE:        $143888600.00
       PRICING SPEED:    25% CPR
!      ISSUE DATE:       20030801
       SETTLEMENT DATE:  20030829
!
      OPTIONAL REDEMPTION: 20060625

!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
  DEFINE COLLAT WT_BY_PREVBAL #NetRate  = LOAN("OPTINT") / LOAN("PREVBAL") * 1200
!
!
  DEFINE #BondBal   = 143888600.00
!!  DEFINE #BondBal_X = 153990324.00
  DEFINE TABLE "SI_LOSSA0" (5, 2) = "MONTH" "SHIFTR0"
      84.1   30%
      96.1   35%
      108.1   40%
      120.1   45%
      360.1   50%
!
TOLERANCE XRS_BAL 10.0
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    CMT_1YR         1.27
  INITIAL INDEX    LIBOR_6MO       1.34
!
!! DEFINE DYNAMIC  #A1COUPON   = IF CURMONTH LE 35 THEN COLL_NETRATE - 1.221 ELSE COLL_NETRATE
!
!! DEFINE DYNAMIC  #XXCOUPON   = IF CURMONTH LE 35 THEN 1.221 ELSE 0.000
!
Tranche "A1" SEN_WAC
   Block $ 129499700.00   FLOAT _
   Delay 24  Dated 20030801  Next 20030925
     (COLL_NETRATE)
     0.0     999.
!
!!   (#A1COUPON);!
!!Tranche "X1" SEN_NTL_IO
!!   Block $ 138591200.00 at 1.221 FLOAT NOTIONAL WITH TRANCHE "A1" _
!!          DAYCOUNT 30360 BUSINESS_DAY NONE _
!!   Delay 24  Dated 20030401  Next 20030525
!!   (#XXCOUPON)
!!     0     999
!!  CLASS "X1"         =  "X1"
!
Tranche "SUBORD" JUN_FLT
   Block $ 14388900.00   FLOAT _
          Delay 24  Dated 20030801  Next 20030925
                (COLL_NETRATE);
     0     999
!
  CLASS "SUBORD"    NO_BUILD_TRANCHE _
                    = "SUBORD"

!!  CLASS "SEQ1" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!                    = "A1"
!!  CLASS "SEQ" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!                    = "SEQ1" "MEZ"
  CLASS "SNR" WRITEDOWN_BAL PRORATA ALLOCATION _
                    = "A1"
!
!
  CLASS "ROOT" _
                 DISTRIB_CLASS RULES _
                   =  "SNR" "SUBORD"
!!                   =  "SNR" "SUBORD" "X1"
!
ifdef #CMOVER_3.0A2 _
!
  CROSSOVER When 0
!
!
 INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _
                    PARTIAL_PREPAY Compensate Pro_rata _
                    LOSS           Compensate Pro_rata
!
  TRANCHE MISCINFO
ALL_TRANCHES    RATING MD "NA"
!
!
 CMO Block Payment Rules
------------------------------------
!
!
!
 calculate :  #Sub2TimesTest = BBAL("SUBORD")/(BBAL("SNR","SUBORD")+.05 ) _
                               GE 2 * ORIG_BBAL("SUBORD")/ORIG_BBAL("SNR","SUBORD")
!
 calculate :  #SenPct  = 100 * BBAL("SNR")/BBAL("SNR","SUBORD")
!
 calculate :  #ReduceTestA = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA0", "MONTH", "SHIFTR0" )
!
 calculate :  #StepProviso1 = ( ( DELINQ_LOSS_ACCUM ‹ ORIG_BBAL("SUBORD") * #ReduceTestA ) )
!
 calculate :  #SenPrep = _
              if (#SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD")) _
              then 100 _
              else #SenPct + SHIFT% * (100-#SenPct), _
   Reduce_SHIFT%_when STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso1)
!
 calculate :  #SenPrep = _
              if #SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD") _
              then 100 _
              else if #Sub2TimesTest and ( #StepProviso1 )  _
                   then if CURMONTH LE 36 _
                        then #SenPct + (50% * (100-#SenPct)) _
                        else #SenPct _
                   else #SenPrep
!
 calculate : #SENRECOV = _
     MAX( 0, MIN( #SenPct/100  * DELINQ_LIQUIDATE, _
                  #SenPrep/100 * (DELINQ_RECOVER)))
!
 calculate:  "SNR" _
  NO_CHECK SCHEDULED       AMOUNT        V0  = COLL_P_SCHED  * #SenPct/100, _
  NO_CHECK PREPAY          AMOUNT  LIMIT V1  = COLL_P_PREPAY * #SenPrep/100 , _
  NO_CHECK RECOVER         AMOUNT  LIMIT V3  = #SENRECOV
!
  calculate :  #SenSchedAlloc   = V0 / 100 * COLL_P_SCHED
  calculate :  #SenPrepayAlloc  = V1 / 100 * COLL_P_PREPAY
  calculate :  #SenRecoverAlloc = V3
!
 calculate : #SubSched   = MAX( 0, COLL_P_SCHED * COLL_P_SCHED - #SenSchedAlloc )
 calculate : #SubPrepay  = MAX( 0, COLL_P_PREPAY * COLL_P_PREPAY - #SenPrepayAlloc )
 calculate : #SubRecov   = MAX( 0, DELINQ_RECOVER - #SenRecoverAlloc)
!
 calculate:  "SUBORD" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov
!
 calculate : #ExcessSub   = EXCESS_SUB_AMT
!
  calculate : "SNR" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT = #ExcessSub
!
------------------------------------
!!         pay :  CLASS INTEREST SEQUENTIAL  ("X1")
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL ("SNR" )
         pay :  CLASS INTSHORT SEQUENTIAL ("SNR" )
------------------------------------
         pay :  INTEREST PRO_RATA  ( "A1" )
         pay :  INTSHORT PRO_RATA  ( "A1" )
------------------------------------
         pay :  CLASS PRINCIPAL SEQUENTIAL ("SNR" )
------------------------------------
         pay :  SEQUENTIAL ( "A1" )
------------------------------------
         pay :  CLASS ENTIRETY  SEQUENTIAL ("SUBORD" )
------------------------------------
        from :  CLASS ( "SUBORD" )
         pay :  SEQUENTIAL ("SUBORD" )
------------------------------------
!!        from :  CLASS ( "SEQ1" )
!!         pay :  CLASS BALANCE SEQUENTIAL ( "A2", "A3" )
------------------------------------
!
------------------------------------
  calculate  : #BondBal     = BBAL("A1","SUBORD")
------------------------------------
!
 Schedule "SHIFT%"
Declare
84     100%
96     70%
108    60%
120    40%
132    20%
360    0%
!
!
 Collateral
!
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20030401    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM            Gross  #mos  #mos   P#mos  P#mos  Life   Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index          Margin ToRst RstPer ToRst  RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M UC000001 WL MX  WAC  5.0410812310  1.00000000   21942350.00  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK  ARM LIBOR_6MO   2.2603909000  35   6  35   6 11.0410800000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2603900000  0.0000000000 55 TEASER
M UC000002 WL MX  WAC  5.0370592126  1.00000000  105502950.00  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK  ARM LIBOR_6MO   2.2511090000  35   6  35   6 11.0370600000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2511100000  0.0000000000 55 TEASER AMORT NONE FOR 06/25/2006
M UC000003 WL MX  WAC  5.2200075930  1.00000000    2634000.00  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK  ARM LIBOR_6MO   2.3547836000  35   6  35   6 11.2200100000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.3547800000  0.0000000000 55 TEASER
M UC000004 WL MX  WAC  5.0251795891  1.00000000   13809300.00  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK  ARM LIBOR_6MO   2.2500000000  35   6  35   6 11.0251800000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2500000000  0.0000000000 55 TEASER AMORT NONE FOR 06/25/2006
! WAMMS03AR1.CDI #CMOVER_3.0 WHOLE_LOAN ! MAX_CF_VECTSIZE 552 !

        MODELING_NOTES “HYPOTHETICAL PERFORMANCE DATA DISCLAIMER The following tables and other statistical analyses (the Hypothetical Performance Data) that you have produced are privileged and are solely for use by you (the party to whom Bear, Stearns provided the computer model used to generate them). The Hypothetical Performance Data has been generated by you using a computer model prepared by Bear, Stearns in reliance upon information furnished by the issuer of the securities and its affiliates. The computer model used to prepare this Hypothetical Performance Data was furnished to you solely by Bear Stearns and not by the issuer of the securities. It may not be provided to any third party other than you and your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. Numerous assumptions were used in preparing the computer model you have used to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data’s accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Bear, Stearns Trading Desk at 212-272-4976 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Bear, Stearns nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns Trading Desk at 212-272-4976. The following information will be superseded by the final prospectus supplement and prospectus relating to the securities discussed in this communication. Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities. If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.”

!!  PASS_THRU_RATE 0.0
!
  DEFINE STANDARDIZE ORIG_COLL_BAL    GROUP 0 CONSTANT #OrigCollBal = 442011674.08
!
  DEFINE CONSTANT #OrigBondBal = 442011674.08
!
!!  GROUP "PREM" SUBSET ( POOL("NETRATE") GT 5.068 + 1e-8 ); = 0
!!  GROUP "DISC" SUBSET ( POOL("NETRATE") LE 5.068 + 1e-8 ); = 0
!
       FULL_DEALNAME:    WAMMS-03AR7
!
       DEAL SIZE:        $442011674.08
       PRICING SPEED:    25% CPR
!      ISSUE DATE:       20030801
       SETTLEMENT DATE:  20030829
!
      OPTIONAL REDEMPTION: 20080601

!
DEFINE #v1 = 0
DEFINE #v2 = 0
DEFINE #v3 = 0
DEFINE #v4 = 0
!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
  DEFINE COLLAT WT_BY_PREVBAL #NetRate  = LOAN("OPTINT") / LOAN("PREVBAL") * 1200
!
!
  DEFINE #BondBal   = 442011674.08
  DEFINE #BondBal_X = 442011674.08
  DEFINE TABLE "SI_LOSSA0" (5, 2) = "MONTH" "SHIFTR0"
      84.1   30%
      96.1   35%
      108.1   40%
      120.1   45%
      360.1   50%
!
TOLERANCE XRS_BAL 10.0
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    CMT_1YR         1.3600
  INITIAL INDEX    LIBOR_6MO       1.3800
!
!
Tranche "A2" SEN_WAC
   Block $ 397810500.00  FLOAT _
   Delay 24  Dated 20030801  Next 20030925
   (COLL_NETRATE);
     0.0     999.
!
!
Tranche "SUBORD" JUN_FLT
   Block $ 44201174.00  FLOAT _
          Delay 24  Dated 20030801  Next 20030925
                (COLL_NETRATE);
     0     999
!
  CLASS "SUBORD"    NO_BUILD_TRANCHE _
                    = "SUBORD"

!!  CLASS "SEQ1" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!                    = "A1"
!!  CLASS "SEQ" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!                    = "SEQ1" "MEZ"
  CLASS "SNR" WRITEDOWN_BAL PRORATA ALLOCATION _
                    = "A2"
!
!
  CLASS "ROOT" _
                 DISTRIB_CLASS RULES _
                   =  "SNR" "SUBORD"
!
ifdef #CMOVER_3.0A2 _
!
  CROSSOVER When 0
!
!
 INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _
                    PARTIAL_PREPAY Compensate Pro_rata _
                    LOSS           Compensate Pro_rata
!
  TRANCHE MISCINFO
ALL_TRANCHES    RATING MD "NA"
!
!
 CMO Block Payment Rules
------------------------------------
!
!
!
 calculate :  #Sub2TimesTest = BBAL("SUBORD")/(BBAL("SNR","SUBORD") + .05) _
                               GE 2 * ORIG_BBAL("SUBORD")/ORIG_BBAL("SNR","SUBORD")
!
 calculate :  #SenPct  = 100 * BBAL("SNR")/BBAL("SNR","SUBORD")
!
 calculate :  #ReduceTestA = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA0", "MONTH", "SHIFTR0" )
!
 calculate :  #StepProviso1 = ( ( DELINQ_LOSS_ACCUM ‹ ORIG_BBAL("SUBORD") * #ReduceTestA ) )
!
 calculate :  #SenPrep = _
              if (#SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD")) _
              then 100 _
              else #SenPct + SHIFT% * (100-#SenPct), _
   Reduce_SHIFT%_when STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso1)
!
 calculate :  #SenPrep = _
              if #SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD") _
              then 100 _
              else if #Sub2TimesTest and ( #StepProviso1 )  _
                   then if CURMONTH LE 36 _
                        then #SenPct + (50% * (100-#SenPct)) _
                        else #SenPct _
                   else #SenPrep
!
 calculate : #SENRECOV = _
     MAX( 0, MIN( #SenPct/100  * DELINQ_LIQUIDATE, _
                  #SenPrep/100 * (DELINQ_RECOVER)))
!
 calculate:  "SNR" _
  NO_CHECK SCHEDULED       AMOUNT        V0  = COLL_P_SCHED  * #SenPct/100, _
  NO_CHECK PREPAY          AMOUNT  LIMIT V1  = COLL_P_PREPAY * #SenPrep/100 , _
  NO_CHECK RECOVER         AMOUNT  LIMIT V3  = #SENRECOV
!
  calculate :  #SenSchedAlloc   = V0 / 100 * COLL_P_SCHED
  calculate :  #SenPrepayAlloc  = V1 / 100 * COLL_P_PREPAY
  calculate :  #SenRecoverAlloc = V3
!
 calculate : #SubSched   = MAX( 0, COLL_P_SCHED *  COLL_P_SCHED - #SenSchedAlloc )
 calculate : #SubPrepay  = MAX( 0, COLL_P_PREPAY * COLL_P_PREPAY - #SenPrepayAlloc )
 calculate : #SubRecov   = MAX( 0, DELINQ_RECOVER - #SenRecoverAlloc)
!
 calculate:  "SUBORD" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov
!
 calculate : #ExcessSub   = EXCESS_SUB_AMT
!
  calculate : "SNR" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT = #ExcessSub
!
------------------------------------
!!         pay :  CLASS INTEREST PRO_RATA  ("X1")
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL ("SNR" )
         pay :  CLASS INTSHORT SEQUENTIAL ("SNR" )
------------------------------------
         pay :  INTEREST PRO_RATA  ( "A2" )
         pay :  INTSHORT PRO_RATA  ( "A2" )
------------------------------------
         pay :  CLASS PRINCIPAL SEQUENTIAL ("SNR" )
------------------------------------
        from :  CLASS ("SNR")
         pay :  SEQUENTIAL ( "A2" )
------------------------------------
         pay :  CLASS ENTIRETY  SEQUENTIAL ("SUBORD" )
------------------------------------
        from :  CLASS ( "SUBORD" )
         pay :  SEQUENTIAL ("SUBORD" )
------------------------------------
!!        from :  CLASS ( "SEQ1" )
!!         pay :  CLASS BALANCE SEQUENTIAL ( "A2", "A3" )
------------------------------------
!
------------------------------------
  calculate  : #BondBal     = BBAL("A2","SUBORD")
------------------------------------
!
 Schedule "SHIFT%"
Declare
84     100%
96     70%
108    60%
120    40%
132    20%
360    0%
!
!
 Collateral
!
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20030801    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM            Gross  #mos  #mos   P#mos  P#mos  Life   Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index          Margin ToRst RstPer ToRst  RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M UC000007 WL MX  WAC  5.1647555510  1.00000000    3197144.66  0.4000000000  0.4000000000 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO   2.2500000000  60   6  60   6 10.1647600000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2500000000  0.0000000000 55 TEASER
M UC000008 WL MX  WAC  5.1753610057  1.00000000   31638395.31  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK ARM LIBOR_6MO   2.2500000000  59   6  59   6 10.1952100000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2500000000  0.0000000000 55 TEASER AMORT NONE FOR 06/25/2008
M UC000005 WL MX  WAC  5.2873843467  1.00000000   57833359.01  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK ARM LIBOR_6MO   2.2532421000  59   6  59   6 10.2873800000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2532400000  0.0000000000 55 TEASER
M UC000006 WL MX  WAC  5.2529107633  1.00000000  349342775.10  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK ARM LIBOR_6MO   2.2522278000  59   6  59   6 10.2529100000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2522300000  0.0000000000 55 TEASER AMORT NONE FOR 06/25/2008
! WAMMS03AR4.CDI #CMOVER_3.0 WHOLE_LOAN ! MAX_CF_VECTSIZE 552 !

MODELING_NOTES “HYPOTHETICAL PERFORMANCE DATA DISCLAIMER The following tables and other statistical analyses (the Hypothetical Performance Data) that you have produced are privileged and are solely for use by you (the party to whom Bear, Stearns provided the computer model used to generate them). The Hypothetical Performance Data has been generated by you using a computer model prepared by Bear, Stearns in reliance upon information furnished by the issuer of the securities and its affiliates. The computer model used to prepare this Hypothetical Performance Data was furnished to you solely by Bear Stearns and not by the issuer of the securities. It may not be provided to any third party other than you and your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. Numerous assumptions were used in preparing the computer model you have used to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data’s accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Bear, Stearns Trading Desk at 212-272-4976 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Bear, Stearns nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns Trading Desk at 212-272-4976. The following information will be superseded by the final prospectus supplement and prospectus relating to the securities discussed in this communication. Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities. If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.”

!!  PASS_THRU_RATE 0.0
!
  DEFINE STANDARDIZE ORIG_COLL_BAL    GROUP 0 CONSTANT #OrigCollBal = 442011674.08
!
  DEFINE CONSTANT #OrigBondBal = 442011674.08
!
!!  GROUP "PREM" SUBSET ( POOL("NETRATE") GT 5.068 + 1e-8 ); = 0
!!  GROUP "DISC" SUBSET ( POOL("NETRATE") LE 5.068 + 1e-8 ); = 0
!
       FULL_DEALNAME:    WAMMS-03AR2
!
       DEAL SIZE:        $442011674.08
       PRICING SPEED:    25% CPR
!      ISSUE DATE:       20030801
       SETTLEMENT DATE:  20030829
!
      OPTIONAL REDEMPTION: 20080601

!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
  DEFINE COLLAT WT_BY_PREVBAL #NetRate  = LOAN("OPTINT") / LOAN("PREVBAL") * 1200
!
!
  DEFINE #BondBal   = 442011674.08
  DEFINE #BondBal_X = 397810500.00
  DEFINE TABLE "SI_LOSSA0" (5, 2) = "MONTH" "SHIFTR0"
      84.1   30%
      96.1   35%
      108.1   40%
      120.1   45%
      360.1   50%
!
TOLERANCE XRS_BAL 10.0
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    CMT_1YR         1.38
  INITIAL INDEX    LIBOR_6MO       1.12
!
 DEFINE DYNAMIC  #A1COUPON   = IF CURMONTH LE 58 THEN COLL_NETRATE - .575 ELSE COLL_NETRATE
!
 DEFINE DYNAMIC  #XXCOUPON   = IF CURMONTH LE 58 THEN .575 ELSE 0.000
!
Tranche "A2" SEN_WAC
   Block $ 397810500.00   FLOAT _
   Delay 24  Dated 20030801  Next 20030925
   (#A1COUPON);
     0.0     999.
!
Tranche "X1" SEN_NTL_IO
   Block $ 397810500.00 at .575 FLOAT NOTIONAL WITH TRANCHE "A2" _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
   Delay 24  Dated 20030801  Next 20030925
   (#XXCOUPON)
     0     999
  CLASS "X1"         =  "X1"
!
Tranche "SUBORD" JUN_FLT
   Block $ 44201174.00   FLOAT _
          Delay 24  Dated 20030801  Next 20030925
                (COLL_NETRATE);
     0     999
!
  CLASS "SUBORD"    NO_BUILD_TRANCHE _
                    = "SUBORD"

!!  CLASS "SEQ1" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!                    = "A1"
!!  CLASS "SEQ" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!                    = "SEQ1" "MEZ"
  CLASS "SNR" WRITEDOWN_BAL PRORATA ALLOCATION _
                    = "A2"
!
!
  CLASS "ROOT" _
                 DISTRIB_CLASS RULES _
                   =  "SNR" "SUBORD" "X1"
!
ifdef #CMOVER_3.0A2 _
!
  CROSSOVER When 0
!
!
 INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _
                    PARTIAL_PREPAY Compensate Pro_rata _
                    LOSS           Compensate Pro_rata
!
  TRANCHE MISCINFO
ALL_TRANCHES    RATING MD "NA"
!
!
 CMO Block Payment Rules
------------------------------------
!
!
!
 calculate :  #Sub2TimesTest = BBAL("SUBORD")/(BBAL("SNR","SUBORD")+.05 ) _
                               GE 2 * ORIG_BBAL("SUBORD")/ORIG_BBAL("SNR","SUBORD")
!
 calculate :  #SenPct  = 100 * BBAL("SNR")/BBAL("SNR","SUBORD")
!
 calculate :  #ReduceTestA = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA0", "MONTH", "SHIFTR0" )
!
 calculate :  #StepProviso1 = ( ( DELINQ_LOSS_ACCUM ‹ ORIG_BBAL("SUBORD") * #ReduceTestA ) )
!
 calculate :  #SenPrep = _
              if (#SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD")) _
              then 100 _
              else #SenPct + SHIFT% * (100-#SenPct), _
   Reduce_SHIFT%_when STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso1)
!
 calculate :  #SenPrep = _
              if #SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD") _
              then 100 _
              else if #Sub2TimesTest and ( #StepProviso1 )  _
                   then if CURMONTH LE 36 _
                        then #SenPct + (50% * (100-#SenPct)) _
                        else #SenPct _
                   else #SenPrep
!
 calculate : #SENRECOV = _
     MAX( 0, MIN( #SenPct/100  * DELINQ_LIQUIDATE, _
                  #SenPrep/100 * (DELINQ_RECOVER)))
!
 calculate:  "SNR" _
  NO_CHECK SCHEDULED       AMOUNT        V0  = COLL_P_SCHED  * #SenPct/100, _
  NO_CHECK PREPAY          AMOUNT  LIMIT V1  = COLL_P_PREPAY * #SenPrep/100 , _
  NO_CHECK RECOVER         AMOUNT  LIMIT V3  = #SENRECOV
!
  calculate :  #SenSchedAlloc   = V0 / 100 * COLL_P_SCHED
  calculate :  #SenPrepayAlloc  = V1 / 100 * COLL_P_PREPAY
  calculate :  #SenRecoverAlloc = V3
!
 calculate : #SubSched   = MAX( 0, COLL_P_SCHED * COLL_P_SCHED - #SenSchedAlloc )
 calculate : #SubPrepay  = MAX( 0, COLL_P_PREPAY * COLL_P_PREPAY - #SenPrepayAlloc )
 calculate : #SubRecov   = MAX( 0, DELINQ_RECOVER - #SenRecoverAlloc)
!
 calculate:  "SUBORD" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov
!
 calculate : #ExcessSub   = EXCESS_SUB_AMT
!
  calculate : "SNR" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT = #ExcessSub
!
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X1")
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL ("SNR" )
         pay :  CLASS INTSHORT SEQUENTIAL ("SNR" )
------------------------------------
         pay :  INTEREST PRO_RATA  ( "A2" )
         pay :  INTSHORT PRO_RATA  ( "A2" )
------------------------------------
         pay :  CLASS PRINCIPAL SEQUENTIAL ("SNR" )
------------------------------------
         pay :  SEQUENTIAL ( "A2" )
------------------------------------
         pay :  CLASS ENTIRETY  SEQUENTIAL ("SUBORD" )
------------------------------------
        from :  CLASS ( "SUBORD" )
         pay :  SEQUENTIAL ("SUBORD" )
------------------------------------
!!        from :  CLASS ( "SEQ1" )
!!         pay :  CLASS BALANCE SEQUENTIAL ( "A2", "A3" )
------------------------------------
!
------------------------------------
  calculate  : #BondBal     = BBAL("A2","SUBORD")
------------------------------------
!
 Schedule "SHIFT%"
Declare
84     100%
96     70%
108    60%
120    40%
132    20%
360    0%
!
!
 Collateral
!
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20030801    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM            Gross  #mos  #mos   P#mos  P#mos  Life   Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index          Margin ToRst RstPer ToRst  RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M UC000007 WL MX  WAC  5.1647555510  1.00000000    3197144.66  0.4000000000  0.4000000000 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO   2.2500000000  60   6  60   6 10.1647600000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2500000000  0.0000000000 55 TEASER
M UC000008 WL MX  WAC  5.1753610057  1.00000000   31638395.31  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK ARM LIBOR_6MO   2.2500000000  59   6  59   6 10.1952100000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2500000000  0.0000000000 55 TEASER AMORT NONE FOR 06/25/2008
M UC000005 WL MX  WAC  5.2873843467  1.00000000   57833359.01  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK ARM LIBOR_6MO   2.2532421000  59   6  59   6 10.2873800000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2532400000  0.0000000000 55 TEASER
M UC000006 WL MX  WAC  5.2529107633  1.00000000  349342775.10  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK ARM LIBOR_6MO   2.2522278000  59   6  59   6 10.2529100000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2522300000  0.0000000000 55 TEASER AMORT NONE FOR 06/25/2008
! WAMMS03AR4.CDI #CMOVER_3.0 WHOLE_LOAN ! MAX_CF_VECTSIZE 552 !

        MODELING_NOTES “HYPOTHETICAL PERFORMANCE DATA DISCLAIMER The following tables and other statistical analyses (the Hypothetical Performance Data) that you have produced are privileged and are solely for use by you (the party to whom Bear, Stearns provided the computer model used to generate them). The Hypothetical Performance Data has been generated by you using a computer model prepared by Bear, Stearns in reliance upon information furnished by the issuer of the securities and its affiliates. The computer model used to prepare this Hypothetical Performance Data was furnished to you solely by Bear Stearns and not by the issuer of the securities. It may not be provided to any third party other than you and your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. Numerous assumptions were used in preparing the computer model you have used to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data’s accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Bear, Stearns Trading Desk at 212-272-4976 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Bear, Stearns nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns Trading Desk at 212-272-4976. The following information will be superseded by the final prospectus supplement and prospectus relating to the securities discussed in this communication. Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities. If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.”

!
!!  PASS_THRU_RATE 0.0
!
  DEFINE STANDARDIZE ORIG_COLL_BAL    GROUP 0 CONSTANT #OrigCollBal = 442011674.08
!
  DEFINE CONSTANT #OrigBondBal = 442011674.08
!
!!  GROUP "PREM" SUBSET ( POOL("NETRATE") GT 5.068 + 1e-8 ); = 0
!!  GROUP "DISC" SUBSET ( POOL("NETRATE") LE 5.068 + 1e-8 ); = 0
!
       FULL_DEALNAME:    WAMMS-03AR2
!
       DEAL SIZE:        $442011674.08
       PRICING SPEED:    25% CPR
!      ISSUE DATE:       20030801
       SETTLEMENT DATE:  20030829
!
      OPTIONAL REDEMPTION: 20080601

!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
  DEFINE COLLAT WT_BY_PREVBAL #NetRate  = LOAN("OPTINT") / LOAN("PREVBAL") * 1200
!
!
  DEFINE #BondBal   = 442011674.08
  DEFINE #BondBal_X = 397810500.00
  DEFINE TABLE "SI_LOSSA0" (5, 2) = "MONTH" "SHIFTR0"
      84.1   30%
      96.1   35%
      108.1   40%
      120.1   45%
      360.1   50%
!
TOLERANCE XRS_BAL 10.0
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    CMT_1YR         1.36
  INITIAL INDEX    LIBOR_6MO       1.38
!
 DEFINE DYNAMIC  #A1COUPON   = IF CURMONTH LE 58 THEN COLL_NETRATE - .207 ELSE COLL_NETRATE
!
 DEFINE DYNAMIC  #XXCOUPON   = IF CURMONTH LE 58 THEN .207 ELSE 0.000
!
Tranche "A2" SEN_WAC
   Block $ 397810500.00   FLOAT _
   Delay 24  Dated 20030801  Next 20030925
   (#A1COUPON);
     0.0     999.
!
Tranche "X1" SEN_NTL_IO
   Block $ 397810500.00 at .207 FLOAT NOTIONAL WITH TRANCHE "A2" _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
   Delay 24  Dated 20030801  Next 20030925
   (#XXCOUPON)
     0     999
  CLASS "X1"         =  "X1"
!
Tranche "SUBORD" JUN_FLT
   Block $ 44201174.00   FLOAT _
          Delay 24  Dated 20030801  Next 20030925
                (COLL_NETRATE);
     0     999
!
  CLASS "SUBORD"    NO_BUILD_TRANCHE _
                    = "SUBORD"

!!  CLASS "SEQ1" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!                    = "A1"
!!  CLASS "SEQ" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!                    = "SEQ1" "MEZ"
  CLASS "SNR" WRITEDOWN_BAL PRORATA ALLOCATION _
                    = "A2"
!
!
  CLASS "ROOT" _
                 DISTRIB_CLASS RULES _
                   =  "SNR" "SUBORD" "X1"
!
ifdef #CMOVER_3.0A2 _
!
  CROSSOVER When 0
!
!
 INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _
                    PARTIAL_PREPAY Compensate Pro_rata _
                    LOSS           Compensate Pro_rata
!
  TRANCHE MISCINFO
ALL_TRANCHES    RATING MD "NA"
!
!
 CMO Block Payment Rules
------------------------------------
!
!
!
 calculate :  #Sub2TimesTest = BBAL("SUBORD")/(BBAL("SNR","SUBORD")+.05 ) _
                               GE 2 * ORIG_BBAL("SUBORD")/ORIG_BBAL("SNR","SUBORD")
!
 calculate :  #SenPct  = 100 * BBAL("SNR")/BBAL("SNR","SUBORD")
!
 calculate :  #ReduceTestA = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA0", "MONTH", "SHIFTR0" )
!
 calculate :  #StepProviso1 = ( ( DELINQ_LOSS_ACCUM ‹ ORIG_BBAL("SUBORD") * #ReduceTestA ) )
!
 calculate :  #SenPrep = _
              if (#SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD")) _
              then 100 _
              else #SenPct + SHIFT% * (100-#SenPct), _
   Reduce_SHIFT%_when STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso1)
!
 calculate :  #SenPrep = _
              if #SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD") _
              then 100 _
              else if #Sub2TimesTest and ( #StepProviso1 )  _
                   then if CURMONTH LE 36 _
                        then #SenPct + (50% * (100-#SenPct)) _
                        else #SenPct _
                   else #SenPrep
!
 calculate : #SENRECOV = _
     MAX( 0, MIN( #SenPct/100  * DELINQ_LIQUIDATE, _
                  #SenPrep/100 * (DELINQ_RECOVER)))
!
 calculate:  "SNR" _
  NO_CHECK SCHEDULED       AMOUNT        V0  = COLL_P_SCHED  * #SenPct/100, _
  NO_CHECK PREPAY          AMOUNT  LIMIT V1  = COLL_P_PREPAY * #SenPrep/100 , _
  NO_CHECK RECOVER         AMOUNT  LIMIT V3  = #SENRECOV
!
  calculate :  #SenSchedAlloc   = V0 / 100 * COLL_P_SCHED
  calculate :  #SenPrepayAlloc  = V1 / 100 * COLL_P_PREPAY
  calculate :  #SenRecoverAlloc = V3
!
 calculate : #SubSched   = MAX( 0, COLL_P_SCHED * COLL_P_SCHED - #SenSchedAlloc )
 calculate : #SubPrepay  = MAX( 0, COLL_P_PREPAY * COLL_P_PREPAY - #SenPrepayAlloc )
 calculate : #SubRecov   = MAX( 0, DELINQ_RECOVER - #SenRecoverAlloc)
!
 calculate:  "SUBORD" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov
!
 calculate : #ExcessSub   = EXCESS_SUB_AMT
!
  calculate : "SNR" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT = #ExcessSub
!
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X1")
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL ("SNR" )
         pay :  CLASS INTSHORT SEQUENTIAL ("SNR" )
------------------------------------
         pay :  INTEREST PRO_RATA  ( "A2" )
         pay :  INTSHORT PRO_RATA  ( "A2" )
------------------------------------
         pay :  CLASS PRINCIPAL SEQUENTIAL ("SNR" )
------------------------------------
         pay :  SEQUENTIAL ( "A2" )
------------------------------------
         pay :  CLASS ENTIRETY  SEQUENTIAL ("SUBORD" )
------------------------------------
        from :  CLASS ( "SUBORD" )
         pay :  SEQUENTIAL ("SUBORD" )
------------------------------------
!!        from :  CLASS ( "SEQ1" )
!!         pay :  CLASS BALANCE SEQUENTIAL ( "A2", "A3" )
------------------------------------
!
------------------------------------
  calculate  : #BondBal     = BBAL("A2","SUBORD")
------------------------------------
!
 Schedule "SHIFT%"
Declare
84     100%
96     70%
108    60%
120    40%
132    20%
360    0%
!
!
 Collateral
!
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20030801    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM            Gross  #mos  #mos   P#mos  P#mos  Life   Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index          Margin ToRst RstPer ToRst  RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M UC000007 WL MX  WAC  5.1647555510  1.00000000    3197144.66  0.4000000000  0.4000000000 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO   2.2500000000  60   6  60   6 10.1647600000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2500000000  0.0000000000 55 TEASER
M UC000008 WL MX  WAC  5.1753610057  1.00000000   31638395.31  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK ARM LIBOR_6MO   2.2500000000  59   6  59   6 10.1952100000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2500000000  0.0000000000 55 TEASER AMORT NONE FOR 06/25/2008
M UC000005 WL MX  WAC  5.2873843467  1.00000000   57833359.01  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK ARM LIBOR_6MO   2.2532421000  59   6  59   6 10.2873800000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2532400000  0.0000000000 55 TEASER
M UC000006 WL MX  WAC  5.2529107633  1.00000000  349342775.10  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK ARM LIBOR_6MO   2.2522278000  59   6  59   6 10.2529100000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2522300000  0.0000000000 55 TEASER AMORT NONE FOR 06/25/2008
! WAMMS03AR4.CDI #CMOVER_3.0 WHOLE_LOAN ! MAX_CF_VECTSIZE 552 !

MODELING_NOTES “HYPOTHETICAL PERFORMANCE DATA DISCLAIMER The following tables and other statistical analyses (the Hypothetical Performance Data) that you have produced are privileged and are solely for use by you (the party to whom Bear, Stearns provided the computer model used to generate them). The Hypothetical Performance Data has been generated by you using a computer model prepared by Bear, Stearns in reliance upon information furnished by the issuer of the securities and its affiliates. The computer model used to prepare this Hypothetical Performance Data was furnished to you solely by Bear Stearns and not by the issuer of the securities. It may not be provided to any third party other than you and your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. Numerous assumptions were used in preparing the computer model you have used to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data’s accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Bear, Stearns Trading Desk at 212-272-4976 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Bear, Stearns nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns Trading Desk at 212-272-4976. The following information will be superseded by the final prospectus supplement and prospectus relating to the securities discussed in this communication. Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities. If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.”

!
!!  PASS_THRU_RATE 0.0
!
  DEFINE STANDARDIZE ORIG_COLL_BAL    GROUP 0 CONSTANT #OrigCollBal = 442011674.08
!
  DEFINE CONSTANT #OrigBondBal = 442011674.08
!
!!  GROUP "PREM" SUBSET ( POOL("NETRATE") GT 5.068 + 1e-8 ); = 0
!!  GROUP "DISC" SUBSET ( POOL("NETRATE") LE 5.068 + 1e-8 ); = 0
!
       FULL_DEALNAME:    WAMMS-03AR2
!
       DEAL SIZE:        $442011674.08
       PRICING SPEED:    25% CPR
!      ISSUE DATE:       20030801
       SETTLEMENT DATE:  20030829
!
      OPTIONAL REDEMPTION: 20080601

!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
  DEFINE COLLAT WT_BY_PREVBAL #NetRate  = LOAN("OPTINT") / LOAN("PREVBAL") * 1200
!
!
  DEFINE #BondBal   = 442011674.08
  DEFINE #BondBal_X = 397810500.00
  DEFINE TABLE "SI_LOSSA0" (5, 2) = "MONTH" "SHIFTR0"
      84.1   30%
      96.1   35%
      108.1   40%
      120.1   45%
      360.1   50%
!
TOLERANCE XRS_BAL 10.0
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    CMT_1YR         1.36
  INITIAL INDEX    LIBOR_6MO       1.38
!
 DEFINE DYNAMIC  #2A2COUPON   = IF CURMONTH LE 58 THEN COLL_NETRATE - .617 ELSE COLL_NETRATE
!
 DEFINE DYNAMIC  #2X2COUPON   = IF CURMONTH LE 58 THEN .617 ELSE 0.000
!
 DEFINE DYNAMIC  #2A1COUPON   = IF CURMONTH LE 58 THEN COLL_NETRATE - .651 ELSE COLL_NETRATE
!
 DEFINE DYNAMIC  #2X1COUPON   = IF CURMONTH LE 58 THEN .651 ELSE 0.000
!
Tranche "2A2" SEN_WAC
   Block $ 367810500.00  FLOAT _
   Delay 24  Dated 20030801  Next 20030925
   (#2A2COUPON);
     0.0     999.
!
Tranche "2X2" SEN_NTL_IO
   Block $ 367810500.00 at .617 FLOAT NOTIONAL WITH TRANCHE "2A2" _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
   Delay 24  Dated 20030801  Next 20030925
   (#2X2COUPON)
     0     999
  CLASS "2X2"         =  "2X2"
!
Tranche "2A1" SEN_WAC
   Block $ 30000000.00  FLOAT _
   Delay 24  Dated 20030801  Next 20030925
   (#2A1COUPON);
     0.0     999.
!
Tranche "2X1" SEN_NTL_IO
   Block $ 30000000.00 at .651 FLOAT NOTIONAL WITH TRANCHE "2A1" _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
   Delay 24  Dated 20030801  Next 20030925
   (#2X1COUPON)
     0     999
  CLASS "2X1"         =  "2X1"
!
Tranche "SUBORD" JUN_FLT
   Block $ 44201174.00   FLOAT _
          Delay 24  Dated 20030801  Next 20030925
                (COLL_NETRATE);
     0     999
!
  CLASS "SUBORD"    NO_BUILD_TRANCHE _
                    = "SUBORD"

!!  CLASS "SEQ1" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!                    = "A1"
!!  CLASS "SEQ" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!                    = "SEQ1" "MEZ"
  CLASS "SNR" WRITEDOWN_BAL PRORATA ALLOCATION _
                    = "2A1" "2A2"
!
!
  CLASS "ROOT" _
                 DISTRIB_CLASS RULES _
                   =  "SNR" "SUBORD" "2X1" "2X2"
!
ifdef #CMOVER_3.0A2 _
!
  CROSSOVER When 0
!
!
 INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _
                    PARTIAL_PREPAY Compensate Pro_rata _
                    LOSS           Compensate Pro_rata
!
  TRANCHE MISCINFO
ALL_TRANCHES    RATING MD "NA"
!
!
 CMO Block Payment Rules
------------------------------------
!
!
!
 calculate :  #Sub2TimesTest = BBAL("SUBORD")/(BBAL("SNR","SUBORD")+.05 ) _
                               GE 2 * ORIG_BBAL("SUBORD")/ORIG_BBAL("SNR","SUBORD")
!
 calculate :  #SenPct  = 100 * BBAL("SNR")/BBAL("SNR","SUBORD")
!
 calculate :  #ReduceTestA = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA0", "MONTH", "SHIFTR0" )
!
 calculate :  #StepProviso1 = ( ( DELINQ_LOSS_ACCUM ‹ ORIG_BBAL("SUBORD") * #ReduceTestA ) )
!
 calculate :  #SenPrep = _
              if (#SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD")) _
              then 100 _
              else #SenPct + SHIFT% * (100-#SenPct), _
   Reduce_SHIFT%_when STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso1)
!
 calculate :  #SenPrep = _
              if #SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD") _
              then 100 _
              else if #Sub2TimesTest and ( #StepProviso1 )  _
                   then if CURMONTH LE 36 _
                        then #SenPct + (50% * (100-#SenPct)) _
                        else #SenPct _
                   else #SenPrep
!
 calculate : #SENRECOV = _
     MAX( 0, MIN( #SenPct/100  * DELINQ_LIQUIDATE, _
                  #SenPrep/100 * (DELINQ_RECOVER)))
!
 calculate:  "SNR" _
  NO_CHECK SCHEDULED       AMOUNT        V0  = COLL_P_SCHED  * #SenPct/100, _
  NO_CHECK PREPAY          AMOUNT  LIMIT V1  = COLL_P_PREPAY * #SenPrep/100 , _
  NO_CHECK RECOVER         AMOUNT  LIMIT V3  = #SENRECOV
!
  calculate :  #SenSchedAlloc   = V0 / 100 * COLL_P_SCHED
  calculate :  #SenPrepayAlloc  = V1 / 100 * COLL_P_PREPAY
  calculate :  #SenRecoverAlloc = V3
!
 calculate : #SubSched   = MAX( 0, COLL_P_SCHED * COLL_P_SCHED - #SenSchedAlloc )
 calculate : #SubPrepay  = MAX( 0, COLL_P_PREPAY * COLL_P_PREPAY - #SenPrepayAlloc )
 calculate : #SubRecov   = MAX( 0, DELINQ_RECOVER - #SenRecoverAlloc)
!
 calculate:  "SUBORD" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov
!
 calculate : #ExcessSub   = EXCESS_SUB_AMT
!
  calculate : "SNR" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT = #ExcessSub
!
------------------------------------
         pay :  CLASS INTEREST PRO_RATA  ("2X2";"2X1")
------------------------------------
         pay :  CLASS INTEREST PRO_RATA ("SNR" )
         pay :  CLASS INTSHORT PRO_RATA ("SNR" )
------------------------------------
         pay :  INTEREST PRO_RATA  ( "2A2";"2A1" )
         pay :  INTSHORT PRO_RATA  ( "2A2";"2A1" )
------------------------------------
         pay :  CLASS PRINCIPAL PRO_RATA ("SNR" )
------------------------------------
         pay :  PRO_RATA ( "2A2";"2A1" )
------------------------------------
         pay :  CLASS ENTIRETY  SEQUENTIAL ("SUBORD" )
------------------------------------
        from :  CLASS ( "SUBORD" )
         pay :  SEQUENTIAL ("SUBORD" )
------------------------------------
!!        from :  CLASS ( "SEQ1" )
!!         pay :  CLASS BALANCE SEQUENTIAL ( "A2", "A3" )
------------------------------------
!
------------------------------------
  calculate  : #BondBal     = BBAL("2A2","2A1","SUBORD")
------------------------------------
!
 Schedule "SHIFT%"
Declare
84     100%
96     70%
108    60%
120    40%
132    20%
360    0%
!
!
 Collateral
!
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20030801    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM            Gross  #mos  #mos   P#mos  P#mos  Life   Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index          Margin ToRst RstPer ToRst  RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M UC000007 WL MX  WAC  5.1647555510  1.00000000    3197144.66  0.4000000000  0.4000000000 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO   2.2500000000  60   6  60   6 10.1647600000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2500000000  0.0000000000 55 TEASER
M UC000008 WL MX  WAC  5.1753610057  1.00000000   31638395.31  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK ARM LIBOR_6MO   2.2500000000  59   6  59   6 10.1952100000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2500000000  0.0000000000 55 TEASER AMORT NONE FOR 06/25/2008
M UC000005 WL MX  WAC  5.2873843467  1.00000000   57833359.01  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK ARM LIBOR_6MO   2.2532421000  59   6  59   6 10.2873800000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2532400000  0.0000000000 55 TEASER
M UC000006 WL MX  WAC  5.2529107633  1.00000000  349342775.10  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK ARM LIBOR_6MO   2.2522278000  59   6  59   6 10.2529100000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2522300000  0.0000000000 55 TEASER AMORT NONE FOR 06/25/2008
! WAMMS03AR4.CDI #CMOVER_3.0 WHOLE_LOAN ! MAX_CF_VECTSIZE 552 !

        MODELING_NOTES “HYPOTHETICAL PERFORMANCE DATA DISCLAIMER The following tables and other statistical analyses (the Hypothetical Performance Data) that you have produced are privileged and are solely for use by you (the party to whom Bear, Stearns provided the computer model used to generate them). The Hypothetical Performance Data has been generated by you using a computer model prepared by Bear, Stearns in reliance upon information furnished by the issuer of the securities and its affiliates. The computer model used to prepare this Hypothetical Performance Data was furnished to you solely by Bear Stearns and not by the issuer of the securities. It may not be provided to any third party other than you and your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. Numerous assumptions were used in preparing the computer model you have used to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data’s accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Bear, Stearns Trading Desk at 212-272-4976 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Bear, Stearns nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns Trading Desk at 212-272-4976. The following information will be superseded by the final prospectus supplement and prospectus relating to the securities discussed in this communication. Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities. If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.”

!!  PASS_THRU_RATE 0.0
!
  DEFINE STANDARDIZE ORIG_COLL_BAL    GROUP 0 CONSTANT #OrigCollBal = 20954054.00
!
  DEFINE CONSTANT #OrigBondBal = 20954054.00
!
!!  GROUP "PREM" SUBSET ( POOL("NETRATE") GT 5.068 + 1e-8 ); = 0
!!  GROUP "DISC" SUBSET ( POOL("NETRATE") LE 5.068 + 1e-8 ); = 0
!
       FULL_DEALNAME:    WAMMS-03AR4
!
       DEAL SIZE:        $20954054.00
       PRICING SPEED:    25% CPR
!      ISSUE DATE:       20030801
       SETTLEMENT DATE:  20030829
!
      OPTIONAL REDEMPTION: 20060701

!
DEFINE #v1 = 0
DEFINE #v2 = 0
DEFINE #v3 = 0
DEFINE #v4 = 0
!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
  DEFINE COLLAT WT_BY_PREVBAL #NetRate  = LOAN("OPTINT") / LOAN("PREVBAL") * 1200
!
!
  DEFINE #BondBal   = 20954054.00
  DEFINE #BondBal_X = 20954054.00
  DEFINE TABLE "SI_LOSSA0" (5, 2) = "MONTH" "SHIFTR0"
      84.1   30%
      96.1   35%
      108.1   40%
      120.1   45%
      360.1   50%
!
TOLERANCE XRS_BAL 10.0
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    CMT_1YR         1.3600
  INITIAL INDEX    LIBOR_6MO       1.1200
!
!
Tranche "A5" SEN_WAC
   Block $ 18858600.00  FLOAT _
   Delay 24  Dated 20030801  Next 20030925
   (COLL_NETRATE);
     0.0     999.
!
!
Tranche "SUBORD" JUN_FLT
   Block $ 2095454.00  FLOAT _
          Delay 24  Dated 20030801  Next 20030925
                (COLL_NETRATE);
     0     999
!
  CLASS "SUBORD"    NO_BUILD_TRANCHE _
                    = "SUBORD"

!!  CLASS "SEQ1" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!                    = "A1"
!!  CLASS "SEQ" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!                    = "SEQ1" "MEZ"
  CLASS "SNR" WRITEDOWN_BAL PRORATA ALLOCATION _
                    = "A5"
!
!
  CLASS "ROOT" _
                 DISTRIB_CLASS RULES _
                   =  "SNR" "SUBORD"
!
ifdef #CMOVER_3.0A2 _
!
  CROSSOVER When 0
!
!
 INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _
                    PARTIAL_PREPAY Compensate Pro_rata _
                    LOSS           Compensate Pro_rata
!
  TRANCHE MISCINFO
ALL_TRANCHES    RATING MD "NA"
!
!
 CMO Block Payment Rules
------------------------------------
!
!
!
 calculate :  #Sub2TimesTest = BBAL("SUBORD")/(BBAL("SNR","SUBORD")+ .05) _
                               GE 2 * ORIG_BBAL("SUBORD")/ORIG_BBAL("SNR","SUBORD")
!
 calculate :  #SenPct  = 100 * BBAL("SNR")/BBAL("SNR","SUBORD")
!
 calculate :  #ReduceTestA = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA0", "MONTH", "SHIFTR0" )
!
 calculate :  #StepProviso1 = ( ( DELINQ_LOSS_ACCUM ‹ ORIG_BBAL("SUBORD") * #ReduceTestA ) )
!
 calculate :  #SenPrep = _
              if (#SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD")) _
              then 100 _
              else #SenPct + SHIFT% * (100-#SenPct), _
   Reduce_SHIFT%_when STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso1)
!
 calculate :  #SenPrep = _
              if #SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD") _
              then 100 _
              else if #Sub2TimesTest and ( #StepProviso1 )  _
                   then if CURMONTH LE 36 _
                        then #SenPct + (50% * (100-#SenPct)) _
                        else #SenPct _
                   else #SenPrep
!
 calculate : #SENRECOV = _
     MAX( 0, MIN( #SenPct/100  * DELINQ_LIQUIDATE, _
                  #SenPrep/100 * (DELINQ_RECOVER)))
!
 calculate:  "SNR" _
  NO_CHECK SCHEDULED       AMOUNT        V0  = COLL_P_SCHED  * #SenPct/100, _
  NO_CHECK PREPAY          AMOUNT  LIMIT V1  = COLL_P_PREPAY * #SenPrep/100 , _
  NO_CHECK RECOVER         AMOUNT  LIMIT V3  = #SENRECOV
!
  calculate :  #SenSchedAlloc   = V0 / 100 * COLL_P_SCHED
  calculate :  #SenPrepayAlloc  = V1 / 100 * COLL_P_PREPAY
  calculate :  #SenRecoverAlloc = V3
!
 calculate : #SubSched   = MAX( 0, COLL_P_SCHED *  COLL_P_SCHED - #SenSchedAlloc )
 calculate : #SubPrepay  = MAX( 0, COLL_P_PREPAY * COLL_P_PREPAY - #SenPrepayAlloc )
 calculate : #SubRecov   = MAX( 0, DELINQ_RECOVER - #SenRecoverAlloc)
!
 calculate:  "SUBORD" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov
!
 calculate : #ExcessSub   = EXCESS_SUB_AMT
!
  calculate : "SNR" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT = #ExcessSub
!
------------------------------------
!!         pay :  CLASS INTEREST PRO_RATA  ("X1")
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL ("SNR" )
         pay :  CLASS INTSHORT SEQUENTIAL ("SNR" )
------------------------------------
         pay :  INTEREST PRO_RATA  ( "A5" )
         pay :  INTSHORT PRO_RATA  ( "A5" )
------------------------------------
         pay :  CLASS PRINCIPAL SEQUENTIAL ("SNR" )
------------------------------------
        from :  CLASS ("SNR")
         pay :  SEQUENTIAL ( "A5" )
------------------------------------
         pay :  CLASS ENTIRETY  SEQUENTIAL ("SUBORD" )
------------------------------------
        from :  CLASS ( "SUBORD" )
         pay :  SEQUENTIAL ("SUBORD" )
------------------------------------
!!        from :  CLASS ( "SEQ1" )
!!         pay :  CLASS BALANCE SEQUENTIAL ( "A5", "A3" )
------------------------------------
!
------------------------------------
  calculate  : #BondBal     = BBAL("A5","SUBORD")
------------------------------------
!
 Schedule "SHIFT%"
Declare
84     100%
96     70%
108    60%
120    40%
132    20%
360    0%
!
!
 Collateral
!
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20030801    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM            Gross  #mos  #mos   P#mos  P#mos  Life   Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index          Margin ToRst RstPer ToRst  RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M UC000019 WL MX  WAC  4.8366029227  1.00000000    1036700.00  0.4000000000  0.4000000000 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO   2.2500000000  36   6  36   6 10.8366000000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2500000000  0.0000000000 55 TEASER
M UC000020 WL MX  WAC  4.6908759430  1.00000000    2982500.00  0.4000000000  0.4000000000 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO   2.2500000000  36   6  36   6 10.6908800000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2500000000  0.0000000000 55 TEASER AMORT NONE FOR 07/25/2006
M UC000017 WL MX  WAC  4.6649799050  1.00000000    4105500.00  0.4000000000  0.4000000000 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO   2.2500000000  36   6  36   6 10.6649800000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2500000000  0.0000000000 55 TEASER
M UC000018 WL MX  WAC  4.7367911510  1.00000000   12829354.00  0.4000000000  0.4000000000 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO   2.2555577000  36   6  36   6 10.7367900000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2555600000  0.0000000000 55 TEASER AMORT NONE FOR 07/25/2006
! WAMMS03AR4.CDI #CMOVER_3.0 WHOLE_LOAN ! MAX_CF_VECTSIZE 552 !

MODELING_NOTES “HYPOTHETICAL PERFORMANCE DATA DISCLAIMER The following tables and other statistical analyses (the Hypothetical Performance Data) that you have produced are privileged and are solely for use by you (the party to whom Bear, Stearns provided the computer model used to generate them). The Hypothetical Performance Data has been generated by you using a computer model prepared by Bear, Stearns in reliance upon information furnished by the issuer of the securities and its affiliates. The computer model used to prepare this Hypothetical Performance Data was furnished to you solely by Bear Stearns and not by the issuer of the securities. It may not be provided to any third party other than you and your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. Numerous assumptions were used in preparing the computer model you have used to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data’s accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Bear, Stearns Trading Desk at 212-272-4976 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Bear, Stearns nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns Trading Desk at 212-272-4976. The following information will be superseded by the final prospectus supplement and prospectus relating to the securities discussed in this communication. Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities. If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.”

!!  PASS_THRU_RATE 0.0
!
  DEFINE STANDARDIZE ORIG_COLL_BAL    GROUP 0 CONSTANT #OrigCollBal = 55797020.00
!
  DEFINE CONSTANT #OrigBondBal = 55797020.00
!
!!  GROUP "PREM" SUBSET ( POOL("NETRATE") GT 5.068 + 1e-8 ); = 0
!!  GROUP "DISC" SUBSET ( POOL("NETRATE") LE 5.068 + 1e-8 ); = 0
!
       FULL_DEALNAME:    WAMMS-03AR4
!
       DEAL SIZE:        $55797020.00
       PRICING SPEED:    25% CPR
!      ISSUE DATE:       20030801
       SETTLEMENT DATE:  20030829
!
      OPTIONAL REDEMPTION: 20080701

!
DEFINE #v1 = 0
DEFINE #v2 = 0
DEFINE #v3 = 0
DEFINE #v4 = 0
!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
  DEFINE COLLAT WT_BY_PREVBAL #NetRate  = LOAN("OPTINT") / LOAN("PREVBAL") * 1200
!
!
  DEFINE #BondBal   = 55797020.00
  DEFINE #BondBal_X = 55797020.00
  DEFINE TABLE "SI_LOSSA0" (5, 2) = "MONTH" "SHIFTR0"
      84.1   30%
      96.1   35%
      108.1   40%
      120.1   45%
      360.1   50%
!
TOLERANCE XRS_BAL 10.0
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    CMT_1YR         1.3600
  INITIAL INDEX    LIBOR_6MO       1.3800
!
!
Tranche "A6" SEN_WAC
   Block $ 50217300.00  FLOAT _
   Delay 24  Dated 20030801  Next 20030925
   (COLL_NETRATE);
     0.0     999.
!
!
Tranche "SUBORD" JUN_FLT
   Block $ 5579720.00  FLOAT _
          Delay 24  Dated 20030801  Next 20030925
                (COLL_NETRATE);
     0     999
!
  CLASS "SUBORD"    NO_BUILD_TRANCHE _
                    = "SUBORD"

!!  CLASS "SEQ1" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!                    = "A1"
!!  CLASS "SEQ" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!                    = "SEQ1" "MEZ"
  CLASS "SNR" WRITEDOWN_BAL PRORATA ALLOCATION _
                    = "A6"
!
!
  CLASS "ROOT" _
                 DISTRIB_CLASS RULES _
                   =  "SNR" "SUBORD"
!
ifdef #CMOVER_3.0A2 _
!
  CROSSOVER When 0
!
!
 INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _
                    PARTIAL_PREPAY Compensate Pro_rata _
                    LOSS           Compensate Pro_rata
!
  TRANCHE MISCINFO
ALL_TRANCHES    RATING MD "NA"
!
!
 CMO Block Payment Rules
------------------------------------
!
!
!
 calculate :  #Sub2TimesTest = BBAL("SUBORD")/(BBAL("SNR","SUBORD") + .05) _
                               GE 2 * ORIG_BBAL("SUBORD")/ORIG_BBAL("SNR","SUBORD")
!
 calculate :  #SenPct  = 100 * BBAL("SNR")/BBAL("SNR","SUBORD")
!
 calculate :  #ReduceTestA = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA0", "MONTH", "SHIFTR0" )
!
 calculate :  #StepProviso1 = ( ( DELINQ_LOSS_ACCUM ‹ ORIG_BBAL("SUBORD") * #ReduceTestA ) )
!
 calculate :  #SenPrep = _
              if (#SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD")) _
              then 100 _
              else #SenPct + SHIFT% * (100-#SenPct), _
   Reduce_SHIFT%_when STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso1)
!
 calculate :  #SenPrep = _
              if #SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD") _
              then 100 _
              else if #Sub2TimesTest and ( #StepProviso1 )  _
                   then if CURMONTH LE 36 _
                        then #SenPct + (50% * (100-#SenPct)) _
                        else #SenPct _
                   else #SenPrep
!
 calculate : #SENRECOV = _
     MAX( 0, MIN( #SenPct/100  * DELINQ_LIQUIDATE, _
                  #SenPrep/100 * (DELINQ_RECOVER)))
!
 calculate:  "SNR" _
  NO_CHECK SCHEDULED       AMOUNT        V0  = COLL_P_SCHED  * #SenPct/100, _
  NO_CHECK PREPAY          AMOUNT  LIMIT V1  = COLL_P_PREPAY * #SenPrep/100 , _
  NO_CHECK RECOVER         AMOUNT  LIMIT V3  = #SENRECOV
!
  calculate :  #SenSchedAlloc   = V0 / 100 * COLL_P_SCHED
  calculate :  #SenPrepayAlloc  = V1 / 100 * COLL_P_PREPAY
  calculate :  #SenRecoverAlloc = V3
!
 calculate : #SubSched   = MAX( 0, COLL_P_SCHED *  COLL_P_SCHED - #SenSchedAlloc )
 calculate : #SubPrepay  = MAX( 0, COLL_P_PREPAY * COLL_P_PREPAY - #SenPrepayAlloc )
 calculate : #SubRecov   = MAX( 0, DELINQ_RECOVER - #SenRecoverAlloc)
!
 calculate:  "SUBORD" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov
!
 calculate : #ExcessSub   = EXCESS_SUB_AMT
!
  calculate : "SNR" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT = #ExcessSub
!
------------------------------------
!!         pay :  CLASS INTEREST PRO_RATA  ("X1")
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL ("SNR" )
         pay :  CLASS INTSHORT SEQUENTIAL ("SNR" )
------------------------------------
         pay :  INTEREST PRO_RATA  ( "A6" )
         pay :  INTSHORT PRO_RATA  ( "A6" )
------------------------------------
         pay :  CLASS PRINCIPAL SEQUENTIAL ("SNR" )
------------------------------------
        from :  CLASS ("SNR")
         pay :  SEQUENTIAL ( "A6" )
------------------------------------
         pay :  CLASS ENTIRETY  SEQUENTIAL ("SUBORD" )
------------------------------------
        from :  CLASS ( "SUBORD" )
         pay :  SEQUENTIAL ("SUBORD" )
------------------------------------
!!        from :  CLASS ( "SEQ1" )
!!         pay :  CLASS BALANCE SEQUENTIAL ( "A2", "A3" )
------------------------------------
!
------------------------------------
  calculate  : #BondBal     = BBAL("A6","SUBORD")
------------------------------------
!
 Schedule "SHIFT%"
Declare
84     100%
96     70%
108    60%
120    40%
132    20%
360    0%
!
!
 Collateral
!
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20030801    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM            Gross  #mos  #mos   P#mos  P#mos  Life   Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index          Margin ToRst RstPer ToRst  RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M UC000021 WL MX  WAC  5.1157493588  1.00000000    7467050.00  0.4000000000  0.4000000000 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO   2.2500000000  60   6  60   6 10.1157500000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2500000000  0.0000000000 55 TEASER
M UC000022 WL MX  WAC  5.0659518699  1.00000000   45392970.00  0.4000000000  0.4000000000 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO   2.2530754000  60   6  60   6 10.0659500000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2530800000  0.0000000000 55 TEASER AMORT NONE FOR 07/25/2008
M UC000023 WL MX  WAC  5.2500000000  1.00000000     180750.00  0.4000000000  0.4000000000 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO   2.2500000000  60   6  60   6 10.2500000000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2500000000  0.0000000000 55 TEASER
M UC000024 WL MX  WAC  5.1454285714  1.00000000    2756250.00  0.4000000000  0.4000000000 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO   2.2790249000  60   6  60   6 10.1454300000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2790200000  0.0000000000 55 TEASER AMORT NONE FOR 07/25/2008
! WAMMS03AR1.CDI #CMOVER_3.0 WHOLE_LOAN ! MAX_CF_VECTSIZE 552 !

        MODELING_NOTES “HYPOTHETICAL PERFORMANCE DATA DISCLAIMER The following tables and other statistical analyses (the Hypothetical Performance Data) that you have produced are privileged and are solely for use by you (the party to whom Bear, Stearns provided the computer model used to generate them). The Hypothetical Performance Data has been generated by you using a computer model prepared by Bear, Stearns in reliance upon information furnished by the issuer of the securities and its affiliates. The computer model used to prepare this Hypothetical Performance Data was furnished to you solely by Bear Stearns and not by the issuer of the securities. It may not be provided to any third party other than you and your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. Numerous assumptions were used in preparing the computer model you have used to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data’s accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Bear, Stearns Trading Desk at 212-272-4976 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Bear, Stearns nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns Trading Desk at 212-272-4976. The following information will be superseded by the final prospectus supplement and prospectus relating to the securities discussed in this communication. Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities. If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.”

!!  PASS_THRU_RATE 0.0
!
  DEFINE STANDARDIZE ORIG_COLL_BAL    GROUP 0 CONSTANT #OrigCollBal = 56684084.76
!
  DEFINE CONSTANT #OrigBondBal = 56684084.76
!
!!  GROUP "PREM" SUBSET ( POOL("NETRATE") GT 5.068 + 1e-8 ); = 0
!!  GROUP "DISC" SUBSET ( POOL("NETRATE") LE 5.068 + 1e-8 ); = 0
!
       FULL_DEALNAME:    WAMMS-03AR7
!
       DEAL SIZE:        $56684084.76
       PRICING SPEED:    25% CPR
!      ISSUE DATE:       20030801
       SETTLEMENT DATE:  20030829
!
      OPTIONAL REDEMPTION: 20060701

!
DEFINE #v1 = 0
DEFINE #v2 = 0
DEFINE #v3 = 0
DEFINE #v4 = 0
!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
  DEFINE COLLAT WT_BY_PREVBAL #NetRate  = LOAN("OPTINT") / LOAN("PREVBAL") * 1200
!
!
  DEFINE #BondBal   = 56684084.76
  DEFINE #BondBal_X = 56684084.76
  DEFINE TABLE "SI_LOSSA0" (5, 2) = "MONTH" "SHIFTR0"
      84.1   30%
      96.1   35%
      108.1   40%
      120.1   45%
      360.1   50%
!
TOLERANCE XRS_BAL 10.0
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    CMT_1YR         1.3600
  INITIAL INDEX    LIBOR_6MO       1.3800
!
!
Tranche "A7" SEN_WAC
   Block $ 51015600.00  FLOAT _
   Delay 24  Dated 20030801  Next 20030925
   (COLL_NETRATE);
     0.0     999.
!
!
Tranche "SUBORD" JUN_FLT
   Block $ 5668484.76  FLOAT _
          Delay 24  Dated 20030801  Next 20030925
                (COLL_NETRATE);
     0     999
!
  CLASS "SUBORD"    NO_BUILD_TRANCHE _
                    = "SUBORD"

!!  CLASS "SEQ1" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!                    = "A1"
!!  CLASS "SEQ" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!                    = "SEQ1" "MEZ"
  CLASS "SNR" WRITEDOWN_BAL PRORATA ALLOCATION _
                    = "A7"
!
!
  CLASS "ROOT" _
                 DISTRIB_CLASS RULES _
                   =  "SNR" "SUBORD"
!
ifdef #CMOVER_3.0A2 _
!
  CROSSOVER When 0
!
!
 INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _
                    PARTIAL_PREPAY Compensate Pro_rata _
                    LOSS           Compensate Pro_rata
!
  TRANCHE MISCINFO
ALL_TRANCHES    RATING MD "NA"
!
!
 CMO Block Payment Rules
------------------------------------
!
!
!
 calculate :  #Sub2TimesTest = BBAL("SUBORD")/(BBAL("SNR","SUBORD") + .05) _
                               GE 2 * ORIG_BBAL("SUBORD")/ORIG_BBAL("SNR","SUBORD")
!
 calculate :  #SenPct  = 100 * BBAL("SNR")/BBAL("SNR","SUBORD")
!
 calculate :  #ReduceTestA = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA0", "MONTH", "SHIFTR0" )
!
 calculate :  #StepProviso1 = ( ( DELINQ_LOSS_ACCUM ‹ ORIG_BBAL("SUBORD") * #ReduceTestA ) )
!
 calculate :  #SenPrep = _
              if (#SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD")) _
              then 100 _
              else #SenPct + SHIFT% * (100-#SenPct), _
   Reduce_SHIFT%_when STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso1)
!
 calculate :  #SenPrep = _
              if #SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD") _
              then 100 _
              else if #Sub2TimesTest and ( #StepProviso1 )  _
                   then if CURMONTH LE 36 _
                        then #SenPct + (50% * (100-#SenPct)) _
                        else #SenPct _
                   else #SenPrep
!
 calculate : #SENRECOV = _
     MAX( 0, MIN( #SenPct/100  * DELINQ_LIQUIDATE, _
                  #SenPrep/100 * (DELINQ_RECOVER)))
!
 calculate:  "SNR" _
  NO_CHECK SCHEDULED       AMOUNT        V0  = COLL_P_SCHED  * #SenPct/100, _
  NO_CHECK PREPAY          AMOUNT  LIMIT V1  = COLL_P_PREPAY * #SenPrep/100 , _
  NO_CHECK RECOVER         AMOUNT  LIMIT V3  = #SENRECOV
!
  calculate :  #SenSchedAlloc   = V0 / 100 * COLL_P_SCHED
  calculate :  #SenPrepayAlloc  = V1 / 100 * COLL_P_PREPAY
  calculate :  #SenRecoverAlloc = V3
!
 calculate : #SubSched   = MAX( 0, COLL_P_SCHED *  COLL_P_SCHED - #SenSchedAlloc )
 calculate : #SubPrepay  = MAX( 0, COLL_P_PREPAY * COLL_P_PREPAY - #SenPrepayAlloc )
 calculate : #SubRecov   = MAX( 0, DELINQ_RECOVER - #SenRecoverAlloc)
!
 calculate:  "SUBORD" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov
!
 calculate : #ExcessSub   = EXCESS_SUB_AMT
!
  calculate : "SNR" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT = #ExcessSub
!
------------------------------------
!!         pay :  CLASS INTEREST PRO_RATA  ("X1")
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL ("SNR" )
         pay :  CLASS INTSHORT SEQUENTIAL ("SNR" )
------------------------------------
         pay :  INTEREST PRO_RATA  ( "A7" )
         pay :  INTSHORT PRO_RATA  ( "A7" )
------------------------------------
         pay :  CLASS PRINCIPAL SEQUENTIAL ("SNR" )
------------------------------------
        from :  CLASS ("SNR")
         pay :  SEQUENTIAL ( "A7" )
------------------------------------
         pay :  CLASS ENTIRETY  SEQUENTIAL ("SUBORD" )
------------------------------------
        from :  CLASS ( "SUBORD" )
         pay :  SEQUENTIAL ("SUBORD" )
------------------------------------
!!        from :  CLASS ( "SEQ1" )
!!         pay :  CLASS BALANCE SEQUENTIAL ( "A2", "A3" )
------------------------------------
!
------------------------------------
  calculate  : #BondBal     = BBAL("A7","SUBORD")
------------------------------------
!
 Schedule "SHIFT%"
Declare
84     100%
96     70%
108    60%
120    40%
132    20%
360    0%
!
!
 Collateral
!
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20030801    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM            Gross  #mos  #mos   P#mos  P#mos  Life   Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index          Margin ToRst RstPer ToRst  RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M UC000026 WL MX  WAC  4.7773499449  1.00000000   43741654.80  0.4000000000  0.4000000000 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO   2.2500000000  36   6  36   6 10.7773500000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2500000000  0.0000000000 55 TEASER AMORT NONE FOR 07/25/2006
M UC000027 WL MX  WAC  4.8137699066  1.00000000    2731500.00  0.4000000000  0.4000000000 358:2 358:2 360 NO_CHECK ARM LIBOR_6MO   2.2500000000  35   6  35   6 10.8137700000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2500000000  0.0000000000 55 TEASER AMORT NONE FOR 06/25/2006
M UC000025 WL MX  WAC  4.8034614621  1.00000000   10210929.96  0.4000000000  0.4000000000 359:1 359:1 360 NO_CHECK ARM LIBOR_6MO   2.2723290000  36   6  36   6 10.8034600000 ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 ); : ( IF LOAN("TEASER") THEN  5.0000000000 ELSE  1.0000000000 );  2.2723300000  0.0000000000 55 TEASER